UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 01, 2024

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47685 Lakeview Blvd.
Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

Effective August 1, 2024, Tivic Health Systems, Inc. (the “Company”) terminated that Fulfillment Services Agreement entered into by and between the Company and ALOM Technologies Corporation (“ALOM”) on November 25, 2022, as amended by the parties on March 5, 2024 (as amended, the “Agreement”), pursuant to which ALOM provided, on a non-exclusive basis, certain assembly, procurement, storage, returns, and fulfillment services (collectively, the “Services”) to the Company’s end customers and retailers within the United States. The Company terminated the Agreement for convenience, in accordance with the terms of the Agreement, in furtherance of its efforts to continue to reduce both direct and indirect costs associated with product manufacturing and distribution. The Company did not incur any material early termination penalties in connection with the termination of the Agreement. The Company is now utilizing third-party logistics and storage services from alternate suppliers without material minimums and has established in-house assembly and testing capabilities. The Company completed the transition with no disruptions to service and foresees current capacity will be sufficient to meet demand for the foreseeable future.

During the term of the Agreement, ALOM completed the Services in accordance with purchase orders issued by the Company from time to time. The consideration payable by the Company to ALOM for Services rendered was calculated and invoiced based on fixed hourly rates and fixed unit pricing, as applicable, subject to certain exceptions; provided that, commencing April 1, 2023, the Company became subject to a $25,000 minimum monthly purchase requirement, which minimum monthly purchase requirement, as well as account management charges, were waived for the period from January 2024 through June 2024. The initial term of the Agreement was scheduled to end on December 31, 2024, with automatic annual renewals thereafter, unless sooner terminated or cancelled in accordance with the terms and conditions of the Agreement.

Forward-Looking Statements

This Current Report contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Securities and Exchange Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALTH SYSTEMS, INC.

Date:	August 2, 2024	By:	/s/ Jennifer Ernst
Name: Jennifer Ernst Title: Chief Executive Officer